EEI Financial Conference October 31 - November 2, 2010 Exhibit 99.1

Table of Contents
Page Page
I. COMPANY OVERVIEW IV. MERCHANT GENERATION
Primary businesses 6 Overview 23
Service area 7 Coal fleet characteristics 24-26
Overview 8 Plant availability 27
Quality and costs 9-11 Generation hedged 28
Business units 12 PJM price hubs 29-30
Coal 31-32
II. UTILITY OPERATIONS
Overview 13
V. OUTLOOK
Revenue mix 14 Outlook:  Consolidated 33
Capital structures and ROE's 15 Outlook:  Merchant generation 34-38
Growing rate base 16 Capital expenditures 39
Competitive rates 17
PA transition to market 18
VI. MERGER
Overview 40
III. TRANSMISSION EXPANSION
Fuel mix 41
Overview 19 Scale and scope 42
Capital expenditures 20 State procedural schedules 43-44
Growing rate base 21
TrAIL construction update 22 VII. SUPPLEMENTAL MATERIAL
EPS and EBITDA 46-47
Cash flow 48
Credit ratings 49
Merchant generation formulas 50

Forward-Looking Statements
INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS
In addition to historical information, this presentation contains a number of "forward-looking statements" as defined in the Private
Securities Litigation Reform Act of 1995.  Forward-looking statements involve estimates, expectations, and projections and, as a result, are subject to risks and uncertainties.  Forward-looking statements often may be identified by the use of words such as anticipate, expect, project, intend, plan, believe and words and terms of similar substance used in connection with any discussion of future plans, actions or events.  However, the absence of these or similar words does not mean that any particular statement is not forward-looking.
Forward-looking statements in this presentation may relate to, among other matters: regulatory issues, including but not limited to environmental regulation, and the status of retail generation service supply competition in states served by Allegheny’s  delivery business, Allegheny Power; financing plans; market demand for energy, the cost and availability of raw materials, including coal and natural gas, and Allegheny’s ability to enter into, modify and enforce long-term fuel purchase agreements; provider-of-last resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; changes in technology and their effects on the competitiveness of Allegheny’s generation facilities;
work stoppages by Allegheny’s unionize employees; capacity purchase commitments; statements about the benefits of the proposed merger involving Allegheny and FirstEnergy, including future financial and operating results; Allegheny’s and FirstEnergy’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the merger that are not historical facts.  There can be no assurance that actual results will not materially differ from expectations.  Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: the results of regulatory proceedings, including proceedings related to rates; plant performance and unplanned outages; volatility and changes in the price and demand for energy and capacity and changes in the value of financial transmission rights; volatility and changes in the price of coal, natural gas and other energy-related commodities; Allegheny’s ability to enter into, modify and enforce supplier performance under long-term fuel purchase agreements; the ability and willingness of counterparties to satisfy their financial and performance obligations; changes in the weather and other natural phenomena; changes in
Allegheny’s requirements for, and the availability and price of, emission allowances; changes in industry capacity, development and other activities by Allegheny’s competitors; changes in market rules, including changes to the participant rules and tariffs for PJM
Interconnection, LLC and defaults by other market participants; the loss of any significant customers or suppliers; changes in both customer usage and customer switching behavior and their resulting effects on existing and future load requirements; dependence on other electric transmission and gas transportation systems and their constraints on availability; environmental regulation; changes in other laws and regulations applicable to Allegheny, its markets or its activities; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; complications or other factors that make it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; recent and any future disruptions in the financial markets and changes in access to capital markets; the availability of credit; actions of rating agencies;
inflationary and deflationary trends and interest rate trends; the effect of accounting pronouncements issued periodically by accountin standard-setting bodies; entry into, any failure to consummate, or any delay in the consummation of, contemplated asset sales or other strategic transactions; the likelihood and timing of the completion of the proposed merger with FirstEnergy, the terms and conditions of any required regulatory approvals of the proposed merger, the impact of the proposed merger on Allegheny’s employees and the potential diversion of management’s time and attention from ongoing business during this time period; general economic conditions;
and other risks, including the  continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny's reports and registration statements filed with the Securities and Exchange Commission.

Forward-Looking Statements
Risks and uncertainties associated with the merger are more fully discussed in the preliminary joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 (Registration No. 333-165640) that was filed by FirstEnergy with the SEC in connection with the merger. Allegheny and FirstEnergy urge investors and shareholders to read the definitive joint proxy statement/prospectus regarding the proposed merger, as well as other documents filed with the SEC, because they contain important information.  You may obtain copies of all documents filed with the SEC regarding the proposed merger, free of charge, at the SEC’s website (www.sec.gov).  You may also obtain these documents, free of charge, from Allegheny’s website (www.alleghenyenergy.com)
under the tab “Investors” and then under the heading “SEC Filings.”  You may also obtain these documents, free of charge, from
FirstEnergy’s website (www.firstenergycorp.com) under the tab “Investors” and then under the heading “Financial Information” and then under the item “SEC Filings.”  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Allegheny disclaims any obligation to update its forward-looking statements to reflect events or circumstances after the date of this presentation, except as may be required by law.
Certain information in this presentation is based upon an internal model that incorporates assumptions regarding future market conditions, including power and commodity prices, demand conditions, and the operating performance and dispatch characteristics of our generating facilities, among other factors.  Many of these assumptions are based upon highly variable market factors outside of our control and ultimately may differ significantly from the assumptions currently included in our model.  As a result, our model and the related forward-looking information included in this presentation are subject to change. The information in this presentation that is derived from our internal model is based in part on market conditions, forward prices and our hedged position as of September 30,
2010. We intend to update this information on a quarterly basis.

Non-GAAP Financial Measures
This presentation includes non-GAAP financial measures as defined in the Securities and Exchange
Commission’s Regulation G. Where noted, the presentation shows certain financial information on an “as adjusted” basis, to exclude the effect of certain items as described herein. By presenting “as adjusted” results, management intends to provide investors with a better understanding of the core results and underlying trends from which to consider past performance and prospects for the future.
Users of this financial information should consider the types of events and transactions for which adjustments have been made. “As adjusted” information should not be considered in isolation or viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as measures of our operating performance or liquidity. In addition, the “as adjusted” information is not necessarily comparable to similarly titled measures provided by other companies.
Pursuant to the requirements of Regulation G, reconciliations of non-GAAP financial measures in this presentation to the most directly comparable GAAP measures are contained herein or within our earnings release and the tables attached thereto, which, together with this presentation, are available on our Investors page at www.alleghenyenergy.com.
We have not included reconciliations of the forward-looking non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures, because it is not possible to predict in the manner necessary for a quantitative reconciliation the amount of the items that we would remove from
GAAP earnings, such as unrealized gains or losses on our economic hedges.  The probable significance of providing these forward-looking non-GAAP financial measures without the directly comparable GAAP financial measures is that the non-GAAP financial measures may be materially different from the corresponding, actual
GAAP financial measures.

Primary Businesses
Output for 12 months ended December 31, 2009.  Customers exclude VA.  Sale of VA distribution operations was completed on June 1, 2010.
Allegheny
Energy
Merchant
Generation
Coal-fired, PJM
26.0 million MWH
Utility
Operations
1.5 million customers,
regulated generation
Transmission
Expansion
TrAIL, PATH,
other projects

7 Service Area and Generation Facilities

Focused on high performance
Quality
Costs
Growing utility and transmission rate base
Merchant generation
Primarily scrubbed supercritical coal-fired units
Well-positioned for recovering economy
Merger with FirstEnergy scheduled for completion in
first half 2011
Overview

4.76
4.91
3.64
2.81
1.96
1.56
1.40
2003 2004 2005 2006 2007 2008 2009
OSHA Recordable Incident Rate
Allegheny Power
Focused on Quality
and Costs
Safety has improved from 3rd quartile in 2001
to top quartile.

Focused on Quality
and Costs
2002 2003 2004 2005 2006 2007 2008 2009
$1,166
$799
$735
$686
$682*
$665*
$668*
$965
Operations and Maintenance Expense
($ millions)
Costs have been held virtually
unchanged for four years.
* 2007-2009 excludes formulaic recovery (2007 - $5; 2008 - $10, 2009 - $19)

COMMERCIAL/INDUSTRIAL
Top quartile in 2010
First in northeastern US for six
consecutive years
Source:  TQS Research
Customer Satisfaction
Focused on Quality
and Costs
RESIDENTIAL
Top quartile in 2009
Top third in 2010
Source:  American Customer
Satisfaction Index
“Allegheny Energy does one of the best jobs in the nation at determining what its largest customers want on an individual basis and then doing everything possible to meet those needs.”
TQS Research, October 2010

12 Utility operations Distribution Transmission Regulated generation (WV) Transmission expansion TrAIL PATH PJM transmission reliability projects Merchant generation Unregulated Business Units

Utility Operations:
Overview
In 4 states (PA, WV, MD, VA)
1.5 million electric customers
Retail sales:  39.1 million MWH
Regulated generation:  over 2,700 MW (84% coal)
Allegheny Power
West Penn
Power
Monongahela
Power
Potomac
Edison
VIRGINIA
CHARLESTON
OHIO
HARRISBURG
MARYLAND
KENTUCKY
PENNSYLVANIA
CLEVELAND
BALTIMORE
PITTSBURGH
WASHINGTON, DC
WEST
VIRGINIA
Sales for 12 months ended December 31, 2009.  Capacity as of December 31, 2009.  Customers
and sales exclude VA.  Sale of VA distribution operations was completed on June 1, 2010.

PA
49%
WV
33%
MD
18%
Utility Operations:
Retail Revenue Mix, 2009
By State By Customer Class
Residential
51%
Industrial
25%
Commercial
24%
Excludes VA.  Sale of VA distribution operations was completed on June 1, 2010.

Authorized Capital Structures
and ROE’s
STATE
RATE BASE
($ millions;
12/31/09)
APPROVED
EQUITY RATIO
APPROVED
ROE
RATIO/ROE
APPROVED ON
WV $1,426 46% 10.5% May 2007
PA 1,029 46 11.5 Dec. 1994
MD 447 44 11.9 Feb. 1993

2008 2009 2010 2011 2014
$2.9
$3.0
~$3.9
$3.1
$ billions
Potomac Edison*
West Penn
Mon Power
Utility Operations:
Growing Rate Base
$3.2
//
* Excludes PE-VA distribution assets for all periods.
Note: Reflects PA Act 129 smart meter plan filed October 19, 2010 ($19 million in 2010 and $9 million in 2011).

9.29
9.18
10.37
12.90
8.61
13.91
Pennsylvania West Virginia Maryland
Allegheny Power State Average
Utility Operations:
Competitive Rates
National
Average =
11.65 ¢/kWh
Residential Rates
¢/kWh as of January 1, 2010

80%
52%
13%
2011 2012 2013
2011 Customer Bill*
Residential 3% increase
Small/medium
non-residential 3-4% decrease
* Based on power procured and
estimated spot prices
Pennsylvania:  Transition
to Market-Based Rates
Generation rate caps expire on December 31, 2010.
As of October 2010
Power Procured
% of residential needs

19 Transmission Expansion: Overview Allegheny is investing $2.7 billion in these projects.

($ millions; cash basis)
* Allegheny’s portion of PATH project costs.
FERC-approved equity ratio = 50%
Transmission Expansion
Incentive returns have been approved by FERC.
APPROVED
ROE
PROJECT
TOTAL 2008 2009 2010 2011
TrAIL 12.7% $960 $67 $384 $420 $45
Other projects 11.7-12.7% 385 37 71 81 64
PATH 14.3% 1,400* 8 44 29 133
CAPITAL EXPENDITURES

2008 2009 2010 2011 2014
$0.2
$0.8
~$2.4
$1.3
$ billions, year end
TrAIL
Other PJM
PATH
(Allegheny portion)
$1.3
//
Transmission Expansion:
Growing Rate Base
Note: Assumed weighted average ROE based on rates for TrAIL (12.7%), Other (11.7-12.7%), and  PATH (14.3%).

As of October 15, 2010
Transmission Expansion:
TrAIL Nearing Completion
Towers Constructed
Under
construction
3%
Constructed
97%
Under
construction
24%
Installed
76%
Wire Installed
Projected in-service date:
June 1, 2011

Merchant Generation:
Overview
Capacity (MW)*
* Capacity as of December 31, 2009.  Output for 12 months ended December 31, 2009.
Capacity:  over 7,000 MW*
Primarily scrubbed supercritical coal-fired units
Located in PJM (13 states)
Output (MWH)*
Hydro
10%
Gas
13%
Supercritical
Coal
64%
Other Coal
12%
Oil
1%
Supercritical
Coal
86%
Gas
3%
Hydro and
Other
5%
Other Coal
6%
Coal
92%

51%
86%
49%
14%
PJM AYE
Merchant Coal Generation:
Only 14% is Subcritical
Subcritical
Supercritical
% of Coal Fleet Capacity
Allegheny’s coal fleet is more efficient and
has lower exposure to subcritical plants.

25 39% 58% 50% 53% 91% 53% Scrubbers SCRs PJM AYE Merchant Coal Generation: Environmental Controls Allegheny’s coal fleet has more environmental controls. % of Coal Fleet Capacity Scrubbers and SCRs

30-34 35-39 40-44 45-49 50-54 55+
Age of Unit (years)
AYE Capacity in MW
AYE Merchant Coal Generation:
Environmental Controls and Age
1,200
2,146
1,140
288
444

Scrubber & SCR       Scrubber & SNCR Trim       Scrubber Only       SNCR Trim Only       Non-Controlled
23%                 41%                 22%               5%                   8%                <1%

27 Supercritical Coal Plants (merchant and regulated) Plant Availability 82% 78% 76% 83% 84% 83% 87.5% 82% 84% 87% 2002 2003 2004 2005 2006 2007 2008 2009 Top Quartile 2010 9 Mos.

28 2011 2012 2013 74% 80-90% 29% 30-50% Actual Target by year-end 2010 Merchant Generation: Power Hedges 7% 0-30% % of Projected Coal Fired Output October 20, 2010

AEP
Dayton
Hub
APS
Zone
PJM
W. Hub
AYE
Generator
Nodes
Transmission
Less Congestion More Congestion
Each plant sells all its output
at its generator node price in
PJM energy market
APS Zone: legacy retail
customer base
Due to transmission
congestion, plants’ realized
energy prices tend to be
closer to AEP-Dayton Hub
today than to PJM W. Hub
PJM Western Hub, AYE Plants
and AEP-Dayton Hub

Key drivers:
Amount and location of supply and demand
Capability of transmission system
Marginal cost of unit(s) that respond to meet demand and resolve transmission constraints
Basis differential is the difference between PJM energy
prices at two locations.
Basis Differential
Gas strongly influences
prices, especially on
peak
Located in a coal-dominated
region of PJM
Prices typically below W. Hub
Located in a coal-dominated
region of PJM
Prices typically below W. Hub
Less liquid than W. Hub
PJM WESTERN HUB AYE SUPERCRITICAL
PLANTS
AEP-DAYTON HUB

Adjacent to reserves, rivers
Low transportation costs
Flexible procurement
Competing suppliers
A natural partner for
independent mines in need of an
“anchor” purchaser
Contract costs in line with
operating costs of leading
producers
Location:  Favorable for
Coal Procurement
Supercritical coal generation facilities
Northern Appalachian coal basin
Rivers

32 Coal Type and Delivery Methods 2010 (merchant; estimates) Northern App. Scrubber 57% Northern App. 29% PRB 4% Illinois 10% Rail 10% Truck 11% Conveyor 24% Barge 55%

($ millions adjusted pre-tax; estimates as of 09/30/10)
2009 2010 Earnings
Actual Increase (Decrease)
Adjusted EBITDA:
Merchant generation $     578 $     (4)
Utility operations 540 8
Transmission expansion 65 83
Other (2) (7)
Depreciation (282) (43)
Interest (258) (51)
2010 Outlook

Merchant Generation:
Key Drivers of EBITDA
1 Excludes volumes from Buchanan and volumes consumed by pumping at Bath County.
2 The expected realized price received from PJM at the generator.
3 Includes emissions, lime, urea, natural gas, other fuels, OVEC purchased power, and Bath County pumping costs.
4 Includes ancillaries, Kern River, and other miscellaneous income.
5 Includes O&M, taxes other than income, and other income.
Note: numbers may not add due to rounding
Estimates as of 09/30/10 - $ millions unless stated
2009
Actual
2010
Change
vs 2009
Total generation volume (TWh)
1
26 33 7 TWh
PJM Western Hub RTC price ($/MWh) 39 $       45 $
Basis and shaping ($/MWh) (3) (7)
Realized energy price ($/MWh)
2
36 $       38 $       $ 2 / MWh
Unhedged energy revenues 937 $     1,254 $
Coal expense (552) (745)
Other fuel related
3
(162) (218)
Unhedged energy margin 223 $     291 $     68 $
Capacity 356 404 47
Other net revenues
4
83 78 (5)
Unhedged net revenues 662 $     773 $
Operating expenses and other
5
(293) (295) (2)
Unhedged EBITDA 369 $     477 $     108 $

Merchant Generation:
Key Drivers of EBITDA
1 Includes POLR obligations, marketing contracts, and financial hedges.
2 Volume weighted contract price, including energy, capacity, ancillaries, congestion, and shaping.
3 Volume weighted market price as of 9/30/10 including energy, capacity, ancillaries, congestion, and shaping.
4 Difference between average contract price and contract market value multiplied by power hedge volume.
Note: numbers may not add due to rounding
Estimates as of 09/30/10 - $ millions unless stated
2009
Actual
2010
Change
vs 2009
Unhedged EBITDA 369 $    477 $     108 $
Power hedge volume (TWh)
1
27 29
Average contract price ($/MWh)
2
55 $      55 $
Estimated market value ($/MWh)
3
47 51
Power hedge margin ($/MWh) 8 $         3 $
Power hedge margin
4
209 $    97 $       (112)
Adjusted EBITDA 578 $    574 $     (4) $

Note: For period 2010-2012 power volumes, % power hedged, and % coal priced are based upon 9/30/10 production forecasts which are subject to change; coal contract prices include delivery costs
Merchant Generation:
Key Drivers of EBITDA
1
Includes supplemental auctions
Estimates as of 09/30/10 - $ millions unless stated
2009
Actual
2010 2011 2012
POWER VOLUMES
Coal-fired generation (TWh) 24.4 31.3 30.8 32.0
Total generation (TWh) 26.0 33.2 32.4 33.5
POWER HEDGES
% of coal-fired generation hedged N/A 93% 67% 25%
Volumes (TWh) 26.7 29.0 20.7 7.9
Average contract price ($/MWh) 55 $                  55 $     56 $     54 $
Estimated market value ($/MWh) 47 51 49 49
Power hedge margin ($ millions) 209 $              97 $     150 $   41 $
COAL CONTRACTS
% of coal burn priced N/A 100% 98% 69%
Volumes priced (tons) 10.1 12.9 12.5 9.0
Contract price ($/ton) 55 $                  56 $     59 $     58 $
CAPACITY REVENUES
1
Capacity (MW) 6,335 6,300 6,218 6,228
Price ($/MW-day) 154 $              176 $   138 $   56 $
Revenues ($ millions) 356 $              404 $   308 $   127 $

Note: broker estimates
1
SO2 allowance to ton of emission ratio – 2009 = 1:1 and 2010-2012 = 2:1
Merchant Generation:
Key Drivers of EBITDA
Actual Balance
As of 09/30/10
2009 2010 2011 2012
POWER ($/MWh)
PJM West Hub RTC 38.75 $ 37.67 $ 41.08 $ 43.15 $
AEP Dayton Hub RTC 32.98 31.50 34.78 37.83
NATURAL GAS ($/MMBtu)
Henry Hub NYMEX 3.92 $  3.94 $  4.44 $  5.07 $
COAL ($/ton) - excludes transportation
NAPP mid SO2 N/A $73 $70 $73
NAPP high SO2 N/A $48 $52 $56
EMISSIONS ($/allowance)
SO2
1
82 $     7 $       6 $       3 $
NOx - ozone season 302 60 33 N/A
NOx - annual 1,382 335 288 163

1
Change in pre-tax income = (Total generation volume – power hedge volume – Bath pumping annual volume of approximately 1.5 TWh) x realized energy price sensitivity ($/MWh)
Note: does not reflect potential dispatch changes, load changes, changes in basis, or correlations between variables; all sensitivities reflect hedge positions and production forecasts as of 09/30/10
Merchant Generation:
Key Drivers of EBITDA
Change in adjusted pre-tax income ($ millions)
2010 2011 2012
REALIZED ENERGY PRICE
1
+ $10/MWh 4 $       102 $   240 $
COAL PRICE
+ $10/ton -- (3) (41)

2008 2009 2010 2011
$991
$1,152
$996
$802
$
millions;
cash basis
Capital Expenditures
Note: includes securitized scrubber capital expenditures, Allegheny’s portion of PATH, and expenditures for PA Act
129 smart meter plan filed October 19, 2010 ($19 million in 2010 and $9 million in 2011).
Transmission expansion $112 $499 $530 $242
Utility operations 532 420 301 388
Merchant generation 347 233 165 172

Significant benefits to shareholders
Premium
Dividend increase
Diversifies fuel mix by adding nuclear capacity
Provides greater scale and scope
Strong business portfolio, excellent growth
opportunities
FirstEnergy Merger

41 FirstEnergy Merger: Diversifies Fuel Mix Coal: Unscrubbed 17% Coal: Scrubbed 44% Natural Gas 12% Non-Emitting 1 26% Combined Merchant Generation Capacity 1 Includes nuclear, wind and hydro Other 1%

Revenue $16.4 billion
Electric Customers 6.1 million
Rate Base $10.3 billion
2
Total Generation 24 GW
Competitive Generation 21 GW
Service Territory 64,700 sq miles
Employees ~17,750
FirstEnergy Merger:
Greater Scale and Scope
Combined Statistics¹
1 12/31/2009 data, except where noted.
2 Excludes American Transmission Systems Incorporated (ATSI) and Allegheny Energy Transmission, LLC.
3 Reflects the sale of Allegheny Energy’s Virginia distribution assets, which was completed on June 1, 2010, and indicates the transmission service area within Virginia.
FirstEnergy (FE) Service Area
Allegheny Energy (AYE) Service Area
Potomac Edison/TrAILCo
VA Transmission Zone
3
FirstEnergy Power Plants
Allegheny Power Plants
OH
PA
NJ
MD
WV
VA

October 15 . . . . . . . evidentiary hearings concluded
November 3 . . . . . . main briefs due
November 15 . . . . . reply briefs due
November 3  . . . . . . evidentiary hearings commence
November 30  . . . . . public comment hearings
commence
December 3  . . . . . . initial briefs due
December 10  . . . . . written public comments due
December 17  . . . . . reply briefs due
January 7, 2011  . . . decision deadline
FirstEnergy Merger:
State Procedural Schedules
Pennsylvania
Maryland

November 1 . . . . . . company rebuttal testimony due
November 8 . . . . . . evidentiary hearings commence
December 6*  . . . . . initial briefs due
December 16*  . . . . reply briefs due
FirstEnergy Merger:
State Procedural Schedules
* Initial briefs due 20 days after transcript is available (estimated to be
November 15, 2010; reply briefs due 10 days after initial briefs).
West Virginia

Supplemental Information

Earnings (Loss) Per Share
As Reported As Adjusted As Reported As Adjusted
2003: Q1 $ (0.46) $ (0.32) 2007: Q1 $ 0.65 $ 0.65
Q2 (1.82) (0.23) Q2 0.45 0.45
Q3 (0.40) 0.11 Q3 0.67 0.67
Q4 (0.11) (0.14) Q4 0.65 0.46
Year (2.80) (0.37) Year 2.43 2.26
2004: Q1 $ 0.25 $ (0.03) 2008: Q1 $ 0.80 $ 0.80
Q2 (0.31) (0.21) Q2 0.91 0.45
Q3 (2.40) 0.37 Q3 0.52 0.54
Q4 0.48 0.22 Q4 0.10 0.51
Year (1.83) 0.47 Year 2.33 2.30
2005: Q1 $ 0.29 $ 0.39 2009: Q1 $ 0.79 $ 0.67
Q2 (0.12) 0.08 Q2 0.43 0.41
Q3 0.21 0.45 Q3 0.45 0.59
Q4 0.02 0.02 Q4 0.64 0.66
Year 0.40 0.94 Year 2.31 2.33
2006: Q1 $ 0.67 $ 0.68 2010: Q1 $ 0.52 $ 0.61
Q2 0.18 0.22 Q2 0.71 0.57
Q3 0.65 0.56 Q3 0.68 0.73
Q4 0.38 0.37
Year 1.89 1.83

EBITDA
As Reported As Adjusted As Reported As Adjusted
2003: Q1 $ 77.6 $ 92.9 2007: Q1 $ 312.6 $ 312.6
Q2 (203.5) 150.1 Q2 263.8 263.8
Q3 117.3 225.3 Q3 308.6 308.6
Q4 197.4 185.6 Q4 242.9 243.6
Year 156.8 634.9 Year 1,128.0 1,131.1
2004: Q1 $ 247.8 $ 175.5 2008: Q1 $ 323.1 $ 323.1
Q2 110.3 122.0 Q2 371.4 244.1
Q3 243.2 243.2 Q3 258.6 262.6
Q4 312.7 221.8 Q4 152.0 268.3
Year 914.0 762.5 Year 1,105.3 1,098.3
2005: Q1 $ 261.3 $ 261.3 2009: Q1 $ 360.6 $ 328.2
Q2 210.6 192.7 Q2 247.8 243.2
Q3 254.7 274.2 Q3 278.7 297.0
Q4 162.1 162.1 Q4 320.3 312.4
Year 888.6 890.2 Year 1,207.6 1,181.0
2006: Q1 $ 322.1 $ 322.1 2010: Q1 $ 300.8 $ 324.9
Q2 193.7 193.7 Q2 354.2 316.8
Q3 286.3 286.3 Q3 338.2 346.8
Q4 234.7 234.7
Year 1,036.8 1,036.8
$ millions

($1,200)
($700)
($200)
$300
$800
Cash Flow
$ millions
* Adjusted cash from operations net of capital expenditures excluding securitization and project financings.
Cash From
Operations
Capital
Expenditures
2004
2007
2006 2005
2008
Free Cash
Flow*
2009

Credit Ratings
Baa3 Ba3 B3 Moody’s
BBB- BB- CCC+ S&P Senior Unsecured Debt
Baa2 Baa3 B1 Moody’s
BBB BBB- B S&P Senior Secured Debt
AE Supply
Ba1 Ba2 B2 Moody’s
BB+ BB- CCC+ S&P Senior Unsecured Debt
BBB- BB+ B S&P Corporate Family Rating
AYE, Inc.
October
2010 2006 2003

Unhedged energy margin: Unhedged energy revenues - hedged coal expense
- unhedged coal expense - other fuel related
Unhedged net revenue: Unhedged energy margin + capacity +
ancillaries + other net revenues
Unhedged EBITDA: Unhedged net revenues - operating expenses
Power hedge margin: (Average contract price - estimated market value) x power hedge volume
Adjusted EBITDA: Unhedged EBITDA + power hedge margin
Merchant Generation Outlook:
Formulas